UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2021

GCP Applied Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-37533	47-3936076
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

62 Whittemore Avenue Cambridge, Massachusetts	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 876-1400

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2021, GCP Applied Technologies Inc. (the “Company”) provided notice that, effective as of May 31, 2021, Boudewijn van Lent, Executive Vice President, Global Head of Specialty Construction Chemicals, will be leaving the Company. In connection with the termination of his employment, pursuant to the Change in Control Severance Agreement entered into between the Company and Mr. van Lent in substantially the form filed as an exhibit to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2020, Mr. van Lent is entitled to receive (i) accelerated vesting of options to purchase 1,468 shares of common stock and accelerated vesting of 8,366 unvested restricted stock units, (ii) a lump sum severance payment in an amount equal to two times the sum of his base salary and target annual incentive compensation, (iii) a pro-rated portion of his target annual incentive compensation for the year of termination, (iv) same or substantially similar outplacement services as those generally offered to the Company’s executive officers and (v) medical, dental and vision benefits substantially similar to those he received prior to termination for 24 months following termination. In addition, Mr. van Lent holds 7,515 unvested performance based awards that remain subject to the original performance criteria and remain eligible to be earned based upon achievement of the performance criteria after ordinary performance certification timing.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2021, the Board of Directors (the “Board”) of the Company amended the Company’s Amended and Restated By-laws in order to amend Section 8.1 of Article VIII to designate the federal district courts of the United States of America as the exclusive jurisdiction for any litigation arising under the Securities Act of 1933, as amended (the “By-law Amendment”). The Board approved the By-law Amendment in order to reduce any potential expenses that the Company may incur in connection with any such actions or proceedings if the Company was required to defend any such potential actions or proceedings in multiple jurisdictions and in parallel proceedings in federal and state courts simultaneously.

The foregoing summary and description of the provisions of the By-law Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the By-law Amendment, a copy of which is filed as Exhibit 3.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	By-law Amendment

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC.
(Registrant)

By:	/s/ Michael W. Valente
Michael W. Valente
Vice President, General Counsel and Secretary

Date: May 7, 2021